UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 4, 2006

ITC HOLDINGS CORP.
(Exact name of Registrant as Specified in its Charter)

Michigan	001-32576	32-0058047
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

29500 Orchard Hill Place, Suite 200
Novi, Michigan	48375
(Address of Principal Executive Offices)	(Zip Code)

(248) 374-7100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 4, 2006, ITC Holdings Corp. (the “Company”) issued a press release announcing the pricing of the private placement of $510 million dollars of senior notes.  The Company plans to use a portion of the net proceeds from the private placement as part of the consideration for its previously announced acquisition of Michigan Electric Transmission Company, LLC.  The October 4, 2006 press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1  Press Release dated October 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
	Name:	Daniel J. Oginsky
	Title:	Vice President, General Counsel and Secretary

October 5, 2006